UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 27, 2009 (May 26, 2009)

DIGITALGLOBE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34299	31-1420852
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
1601 Dry Creek Drive, Suite 260
Longmont, Colorado 80503
(Address of principal executive offices, including zip code)
(303) 684-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On May 26, 2009, Judith McHale submitted a letter of resignation from the board of directors of DigitalGlobe, Inc., effective immediately. Ms. McHale resigned in order to accept the position of Under Secretary of State for Public Diplomacy and Public Affairs. She was nominated for the position by President Obama, and the U.S. Senate recently confirmed her nomination. A press release announcing Ms. McHale’s resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s press release, dated May 27, 2009, announcing Ms. McHale’s resignation from the board of directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2009	DIGITALGLOBE, INC.
	By:	/s/ Yancey L. Spruill
		Name:	Yancey L. Spruill
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s press release, dated May 27, 2009, announcing Ms. McHale’s resignation from the board of directors.